 Exhibit 10.05

2nd Amendment to Advisory Agreement

This 2nd amendment (the "2nd Amendment") is made as of February 19, 2015 (the “Effective Date”) among OASIS Centurion LLC, a Delaware limited liability company (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and Centurion Investment Management, LLC, a Delaware limited liability company (the “Trading Advisor”), parties to that certain Advisory Agreement dated April 17, 2014 (the "Agreement").

The Trading Company, the Managing Member, and the Trading Advisor now desire to amend the terms of the Agreement as set forth below:

1.           Exhibit C, entitled “Futures Interests Traded,” attached to the Agreement is hereby amended in full and restated in its entirety and shall hereafter be and read as provided in Exhibit C entitled “Futures Interests Traded,”, attached to this 2nd Amendment and incorporated for all purposes.

2.           Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

3.           Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement, the terms and provisions of this amendment will prevail.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment effective as of the Effective Date.

OASIS Centurion, LLC by R.J. O’Brien Fund Management, LLC Managing Member
By /s/ Julie M. DeMatteo Name: Julie M. DeMatteo Title: Managing Director

R.J. O’Brien Fund Management, LLC
By /s/ Julie M. DeMatteo Name: Julie M. DeMatteo Title: Managing Director

Centurion Investment Management, LLC

By /s/ Umran Zia

Name: Umran Zia
Title:    CEO

1 of 3

EXHIBIT C

FUTURES INTERESTS TRADED

Description	Exchange
AEX INDEX EURO	LIFFE
AUSTRALIAN DOLLAR	GLOBEX
BRITISH POUND	GLOBEX
CANADIAN DOLLAR	GLOBEX
CBT MINI DOW 5	CBOT
COCOA	ICE
COFFEE	ICE
CORN	CBOT
COTTON	ICE
DOLLAR INDEX	ICE
EMINI SP 500	CBOT
EMINI SP MIDCAP 400	CBOT
EURX DAX INDEX	EUREX
EURX E-STXX 50	EUREX
EURX EURO-BOBL	EUREX
EURX EURO-BUND	EUREX
GOLD-COMEX	COMEX
HEATING OIL	NYMEX
HI-GRD COPPER	COMEX
HS INDEX	HKEX
H-Shares	HKEX
ICE BRENT CRD	ICE
ICE GAS OIL	ICE
IMM EMINI NSDQ	CBOT
IMM EURO FX	GLOBEX
JAPANESE YEN	GLOBEX
LEAN HOGS	GLOBEX
LIF LONG GILT	LIFFE
LIVE CATTLE	GLOBEX
LT CRUDE	NYMEX
MEXICAN PESO	GLOBEX
MON CAC40 10EU	LIFFE
NATURAL GAS	NYMEX
NEW FTSE 100	LIFFE

2 of 3

NEW ZEALAND DOLLAR	GLOBEX
NY SILVER	COMEX
NYF SM RUSS2K	ICE
NYM RBOB GAS	NYMEX
SFE SPI 200	SFE
SGX NIKKEI IDX	SGX
SGX TWMSCI IDX	SGX
SOYBEAN ML	CBOT
SOYBEANS	CBOT
SUGAR #11	ICE
SWISS FRANC	GLOBEX
Swiss Market Index	EUREX
TSE 10YR JGB	TSE
TSE TOPIX	TSE
US 10YR T-NOTE	CBOT
US 5YR T-NOTE	CBOT
US T-BONDS	CBOT
WHEAT	CBOT
IBEX 35	MEFF Renta Variable
Euro Buxl (30 yr)	Eurex
Euro-OAT	Eurex
Long-Term Euro-BTP Futures	Eurex
SGX FTSE China A50 Index	SGX Derivatives
Nikkei 225 (Osaka)	Osaka Exchange
CNX Nifty Index	SGX Derivatives
Ultra Bond	CBOT
Soybean Oil	CBOT

3 of 3